UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2017

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On November 13, 2017, The Mosaic Company (the “Company”) closed its sale of $550,000,000 aggregate principal amount of the Company’s 3.250% senior notes due 2022 (the “2022 Notes”) and $700,000,000 aggregate principal amount of the Company’s 4.050% senior notes due 2027 (the “2027 Notes” and, together with the 2022 Notes, the “Offered Securities”) pursuant to an Underwriting Agreement dated November 8, 2017, among the Company and BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule A thereto (the “Underwriting Agreement”). The Offered Securities were issued pursuant to an Indenture dated as of October 24, 2011 between the Company and U.S. Bank National Association, as trustee (the “Indenture”).
The Company expects to receive net proceeds from this offering of approximately $1.239 billion, after deducting the underwriting discounts and commissions and its estimated offering expenses. The Company intends to use the proceeds from this offering, together with cash on hand, to fund the cash portion of the purchase price of its pending acquisition of Vale S.A.’s global phosphate and potash operations conducted through Vale Fertilizantes S.A., including the payment of related fees and expenses.
The Offered Securities sold pursuant to the Underwriting Agreement were registered under the Company’s Registration Statement on Form S-3 filed on February 17, 2017 (File No. 333-216133).
The foregoing descriptions of the Underwriting Agreement, the 2022 Notes and the 2027 Notes are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2, respectively, attached to this Current Report on Form 8-K and incorporated herein by reference. The Indenture is set forth as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on October 24, 2011, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Reference is made to the Exhibit Index hereto with respect to the exhibits filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: November 13, 2017	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated November 8, 2017, among the Company and BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule A thereto

4.1	Form of 3.250% senior notes due 2022
4.2	Form of 4.050% senior notes due 2027
5.1	Opinion of Mark J. Isaacson, Esq.
23.1	Consent of Mark J. Isaacson, Esq. (included in Exhibit 5.1)